Exhibit 99.1

EXECUTION VERSION

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

dated as of

May 24, 2023

among

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as Titling Trust Administrator and as an Interest Holder,

MERCEDES-BENZ VEHICLE TRUST,
as Titling Trust,

MERCEDES-BENZ TRUST HOLDINGS LLC,
as the Initial Beneficiary, as a Multiple-Use SPV and as an Interest Holder,

and

THE OTHER PERSONS becoming party to this Agreement from
 time to time pursuant to a Joinder Agreement

TABLE OF CONTENTS

		Page

ARTICLE I.

USAGE AND DEFINITIONS		3

Section 1.1.	Definitions	3
Section 1.2.	Usage	4

ARTICLE II.

LIMITATION OF RECOURSE AND SUBORDINATION		5

Section 2.1.	Limited Recourse	5
Section 2.2.	Subordination	5
Section 2.3.	Exception to Limited Recourse and Subordination	6

ARTICLE III.

NEW PARTIES AND BENEFICIARIES		6

Section 3.1.	Additional Interest Holders	6
Section 3.2.	Updated Notice	7

ARTICLE IV.

MISCELLANEOUS		7

Section 4.1.	Amendment	7
Section 4.2.	GOVERNING LAW; SUBMISSION TO JURISDICTION	7
Section 4.3.	Binding Effect	7
Section 4.4.	Headings	8
Section 4.5.	Counterparts; Electronic Signatures	8
Section 4.6.	Notices	8
Section 4.7.	Severability	8
Section 4.8.	Limitation of Liability	9
Section 4.9.	WAIVER OF JURY TRIAL	9

EXHIBITS

Exhibit A	Form of Joinder Agreement

Form of Letter Re: Schedule I Addresses for Notice

SCHEDULES

Schedule I	Addresses for Notices

i

AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of May 24, 2023 (as so amended and restated, this “Agreement”), among:

(i)          MERCEDES-BENZ FINANCIAL SERVICES USA LLC (f/k/a DCFS USA LLC), a Delaware limited liability company (“MBFS USA”), as Titling Trust Administrator under the Titling Trust Agreement (together with its successors and assigns in such capacity, the “Titling Trust Administrator”) and as an Interest Holder;

(ii)          MERCEDES-BENZ VEHICLE TRUST, a Delaware statutory trust (the “Titling Trust”);

(iii)         MERCEDES-BENZ TRUST HOLDINGS LLC (f/k/a Daimler Trust Holdings LLC), a Delaware limited liability company (“Holdings”), as Initial Beneficiary of the Titling Trust (the “Initial Beneficiary”), as a Multiple-Use SPV, and as an Interest Holder; and

(iv)         THE OTHER PERSONS becoming party to this Agreement from time to time pursuant to a Joinder Agreement in the manner specified herein.

BACKGROUND

1.     This Agreement amends and restates in its entirety the Intercreditor Agreement, dated and effective as of August 1, 2007 (the “Original Agreement”), initially entered into by and among Daimler Trust, a Delaware statutory trust, as the “Titling Trust”, the Titling Trust Administrator and Holdings in the capacities set forth above.

2.     Mercedes-Benz Vehicle Trust is the successor by merger to Daimler Trust pursuant to the Agreement of Merger, dated as of January 31, 2023 (the “Merger Agreement”), among Mercedes-Benz Vehicle Trust, Daimler Trust, BNY Mellon Trust of Delaware, as trustee for Mercedes-Benz Vehicle Trust and Daimler Trust, and Holdings.  Pursuant to the Merger Agreement, on the Merger Effective Date, Mercedes-Benz Vehicle Trust assumed and became a party to all outstanding agreements to which Daimler Trust was a party, including the Original Agreement, and issued the Specified Interests and Certificates of the Titling Trust that are outstanding as of the date of this amendment and restatement, as set forth in paragraph 6, below (which Specified Interests and Certificates were issued in connection with the Merger in replacement of the “Specified Interests” and “Certificates” of Daimler Trust that were reflected in the Original Agreement).

3.     The purpose of this amendment and restatement is solely to set forth expressly in this Agreement (i) Mercedes-Benz Vehicle Trust as a direct party under this Agreement as Titling Trust, (ii) the Specified Interests and Certificates of Mercedes-Benz Vehicle Trust that were issued in connection with the Merger in replacement of the “Specified Interests” and “Certificates” of Daimler Trust that were reflected in the Original Agreement and (iii) the changes in the names of the Titling Trust Administrator and Holdings since the date of the Original Agreement.

4.     Mercedes-Benz Vehicle Trust was established on March 15, 2022 and is governed pursuant to the Amended and Restated Trust Agreement, dated as of January 31, 2023 (the “Titling Trust Agreement”), among MBFS USA, as titling trust administrator (in such capacity, the “Titling Trust Administrator”), Holdings, as initial beneficiary (the “Initial Beneficiary”), and BNY Mellon Trust of Delaware, as trustee (in such capacity, the “Titling Trustee”), for the purpose of holding title to certain motor vehicle leases, the related leased vehicles and certain other related assets.

5.     Pursuant to Section 4.1(a) of the Titling Trust Agreement, the Initial Beneficiary may from time to time direct the Titling Trust Administrator to designate a separate series of beneficial interest of the Titling Trust (each such series, a “Specified Interest”) and, in connection with each such designation, the Titling Trust Administrator, on behalf of the Titling Trust, will issue to, or to the order of, such Holder one or more certificates (each, a “Certificate” and all of the Certificates issued in connection with a Specified Interest, a “Series”), which at any time will collectively represent the entire Beneficial Interest in the assets allocated to such Specified Interest at such time.

6.     As of the date hereof, the Titling Trust has issued to Holdings the following Specified Interests and Certificates: (1) a Certificate representing the entire Beneficial Interest in the Specified Interest designated as the “Mercedes-Benz Retail Specified Interest” (such Certificate, the “Mercedes-Benz Retail Specified Interest Certificate”) and (2) a Certificate representing the entire Beneficial Interest in the Specified Interest designated as the “Mercedes-Benz Commercial Specified Interest” (such Certificate, the “Mercedes-Benz Commercial Specified Interest Certificate”.

7.     Holdings is structured as a special-purpose bankruptcy-remote entity, and is governed by the Amended and Restated Limited Liability Agreement, dated as of June 1, 2022 (the “Holdings LLC Agreement”), by MBFS USA as Member and the Independent Managers .

8.     Pursuant to the Holdings LLC Agreement, Holdings may acquire from time to time other Certificates issued by the Titling Trust.

9.     The Titling Trust Agreement provides that the Holder of any Certificate issued by the Titling Trust may designate a Registered Pledgee of such Certificate and provide for certain rights in favor of such pledgee with respect to the related Specified Interest.

10.   It is contemplated that the Holder(s) of any Series may from time to time enter into one or more agreements, contracts or other written obligations of such Holder(s), the payments under which are derived from or collateralized by Collections on the Related Specified Assets (each, an “Undertaking”).

11.   The Titling Trust Agreement provides that the Titling Trust may issue notes (each, a “Titling Trust Note”) which are secured or otherwise backed by the Specified Assets with respect to one or more Specified Interests of the Titling Trust.

12.   It is contemplated that one or more special-purpose entities or other Persons may issue, with respect to any Series, asset-backed securities the payments on which are derived in any material part from amounts received with respect to the Related Specified Assets (“Securities”).

13.   The parties wish to provide that each Person becoming (i) a Holder of a Certificate, (ii) a Registered Pledgee or otherwise a pledgee of, or secured party with respect to, a Certificate, (iii) a party to an Undertaking, (iv) an indenture trustee or collateral agent for the benefit of one or more holders of Securities, (v) a holder of a Titling Trust Note or (vi) a Member or Initial Beneficiary of the Titling Trust or any Person acquiring similar rights and obligations with respect to the Titling Trust (each Person described in clauses (i) through (vi), an “Interest Holder”) will agree that any claims that such Interest Holder may be deemed to have against the Titling Trust, the Titling Trustee, MBFS USA, Holdings and the other Multiple-Use SPVs from time to time parties to this Agreement will be limited to the related Certificates and the Related Specified Assets, and to the extent that any such Interest Holder nevertheless is deemed to have any claim against the Titling Trust, MBFS USA, Holdings or any other Multiple-Use SPV from time to time party to this Agreement, such claim will be subordinate to the claims of any other Interest Holders, to the extent of the Certificates and Specified Assets relating to such other Interest Holders.

The Parties agree as follows:

ARTICLE I.

USAGE AND DEFINITIONS

Section 1.1.  Definitions. Capitalized terms used but not otherwise defined in this Agreement have the meanings specified in the Titling Trust Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall have the meanings provided below:

“Bankruptcy Code” means the United States Bankruptcy Code, as set forth in Title 11 of the United States Code.

“Beneficial Interest” has the meaning specified in the Titling Trust Agreement.

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit A.

“Merger” means the merger of Daimler Trust with and into Mercedes-Benz Vehicle Trust pursuant to the Merger Agreement.

“Merger Effective Date” means 11:00 p.m. Eastern Time on January 31, 2023.

“Multiple-Use SPV” means Holdings and each other Interest Holder becoming a party to this Agreement pursuant to a Joinder Agreement (i) that is designated by the Titling Trust Administrator as a multiple-use SPV, (ii) that by the terms of its constituent documents, or by the terms of any action of its governing body, is authorized and permitted to acquire Certificates or Titling Trust Notes from time to time and (iii) the purposes and powers of which are limited by its constituent documents to (x) engaging in the transaction referred to in clause (ii) of this definition, (y) other transactions involving the Titling Trust, any Certificates, Securities, Titling Trust Notes or Undertakings, and the Titling Trust Assets and (z) other activities incidental to or designed to facilitate the foregoing.

“Person” means a legal person, including any individual, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Registered Pledgee” has the meaning specified in the Titling Trust Agreement.

“Related Specified Assets” means with respect to any (i) Series or Certificate of such Series, the Specified Assets in which such Series represents the Beneficial Interest, (ii) Titling Trust Note, the Specified Assets that are pledged to secure, or otherwise back, such Titling Trust Note, (iii) Security or Undertaking, the Specified Assets, Collections on which are used to make payments on such Security or Undertaking or (iv) Interest Holder, the Specified Assets with respect to the Certificate, Security or Titling Trust Note held by such Interest Holder, or Undertaking to which such Interest Holder is a party.

“Servicer” means, with respect to any Specified Interest, the servicer appointed by the Holder(s) of the related Certificate(s) pursuant to the Titling Trust Agreement.

Section 1.2.  Usage. The following rules of construction and usage are applicable to this Agreement and to any Joinder Agreement or any other agreement, certificate or document made or delivered pursuant to any such agreement.

(a)    References in an agreement to “Article,” “Section,” “Exhibit,” “Schedule” or another subdivision or to an attachment are, unless otherwise specified, to an article, section, exhibit, schedule or subdivision of or an attachment to such agreement or instrument; and the term “including” means “including without limitation.”

(b)    The definitions contained in this Agreement are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(c)    Any agreement or statute defined or referred to in this Agreement or in any agreement that incorporates this Agreement means such agreement or statute as from time to time amended, modified, supplemented or replaced, including (in the case of agreements) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements) references to all attachments thereto and instruments incorporated therein and (in the case of statutes) any rules and regulations promulgated thereunder and any judicial and administrative interpretations thereof

(d)    References to a Person are also to its permitted successors and assigns.

ARTICLE II.

LIMITATION OF RECOURSE AND SUBORDINATION

Section 2.1.    Limited Recourse.  Each Interest Holder agrees that any claim that such Interest Holder may seek to enforce against:

(a)    the Titling Trust is limited to the Related Specified Assets with respect to such Interest Holder only and does not represent a claim against the assets of the Titling Trust as a whole or any Specified Assets other than the Related Specified Assets with respect to such Interest Holder; or

(b)    MBFS USA or any Multiple-Use SPV is limited to any right, title or interest that MBFS USA or such Multiple-Use SPV may have in the Related Specified Assets with respect to such Interest Holder or the related Certificates or other interests in the Titling Trust, to the extent representing an interest in such Related Specified Assets (the “Related Assets, Rights and Interests”), and does not represent a claim against MBFS USA or any Multiple-Use SPV as a whole or with respect to any assets of MBFS USA or any Multiple-Use SPV other than the Related Assets, Rights and Interests with respect to such Interest Holder (the “Other Assets, Rights and Interests”).

Section 2.2.    Subordination.

(a)    Each Interest Holder agrees that any claim that such Interest Holder may seek to enforce at any time against either (1) the Titling Trust Assets, other than the Related Specified Assets or (2) any Other Assets, Rights and Interests will be subordinate to the payment in full of the claims of the Interest Holders with respect to which such other Titling Trust Assets or Other Assets, Rights and Interests constitute Related Specified Assets or Related Assets, Rights and Interests, as the case may be.

(b)    Each Interest Holder irrevocably makes the election afforded to secured creditors by Section 1111(b)(1)(A)(i) of the Bankruptcy Code to receive the treatment afforded by Section 1111(b)(2) of the Bankruptcy Code with respect to any secured claim that such Interest Holder may have against the Titling Trust Assets other than the Related Specified Assets with respect to such Interest Holder or any Other Assets, Rights and Interests.

(c)    The parties to this Agreement intend that Section 2.2(a) constitute an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code.

(d)    The Titling Trust will cause each holder of Titling Trust Notes or Securities to execute and deliver to the Titling Trust Administrator a representation letter, subscription agreement, or other document acknowledging and assenting to this Agreement.

Section 2.3.   Exception to Limited Recourse and Subordination. Notwithstanding Section 2.1(b), Section 2.2(a) and Section 2.2(b), such provisions will not limit, subordinate or otherwise modify any claims against MBFS USA with respect to any right to indemnification, commitment to repurchase or other obligation of MBFS USA relating to:

(i)          any of the Related Specified Assets (or the Beneficial Interest therein),

(ii)          the related Securities, Undertakings or Titling Trust

(iii)         any related credit enhancement,

(iv)          any transactions entered into in connection with the Related Specified Assets (or the beneficial interest therein), the related Securities, Undertakings or Titling Trust Notes or any such credit enhancement,

(v)          any administrative services performed in connection with the Related Specified Assets or the related Securities, Undertakings or Titling Trust Notes,

(vi)         any servicing obligation, or

(vii)        any obligation to any Person acting as trustee, registrar or Titling Trust Administrator (including as Trustee, owner trustee or indenture trustee).

ARTICLE III.

NEW PARTIES AND BENEFICIARIES

Section 3.1.    Additional Interest Holders.

(a)    None of the Titling Trust, the Initial Beneficiary, the Titling Trust Administrator or any Interest Holder (any such Person, an “Existing Party”) may engage in a transaction that creates a new Interest Holder unless and until such new Interest Holder enters into a Joinder Agreement between such Interest Holder and such Existing Party and delivers an executed copy of such Joinder Agreement to each Person then a party to this Agreement.

(b)   From and after the date on which any Interest Holder delivers an executed copy of a Joinder Agreement with respect to such Interest Holder to the Titling Trustee, on behalf of the Titling Trust, and to the Titling Trust Administrator, such Interest Holder will constitute a party to this Agreement.

Section 3.2.   Updated Notice. Any Person becoming an Interest Holder after the original execution of this Agreement will provide its address to the Titling Trust Administrator, and the Titling Trust Administrator will promptly amend Schedule I in each such event and will provide such amended Schedule I to the Titling Trustee. The Titling Trust Administrator will at all times maintain a current Schedule I.

ARTICLE IV.

MISCELLANEOUS

Section 4.1.   Amendment. This Agreement may be amended from time to time upon agreement of either (i) all the parties to this Agreement provided, that the consent of the Interest Holders will be required only to the extent that such Interest Holders, any Related Specified Assets or such Interest Holders’ direct or indirect interests therein or rights thereto are materially and adversely affected by such amendment or (ii) in the case of an amendment that materially affects the Specified Assets allocated to one or more (but not all) Specified Interests, the Titling Trust, the Titling Trust Administrator, the Titling Trustee, each Multiple-Use SPV and each Interest Holder as to which the Specified Assets so materially affected constitute Related Specified Assets. However, the Titling Trust Administrator will provide each nationally recognized statistical rating organization designated by MBFS USA by notice to the Titling Trust Administrator that continues to rate any outstanding securities or Titling Trust Notes (each, a “Designated Rating Agency”) a copy of each such amendment, and no such amendment will take effect if it results in a reduction, withdrawal or downgrade of the then-current rating, if any, of any outstanding Securities or outstanding Titling Trust Notes by any such Designated Rating Agency.

Section 4.2.   GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a)   THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)   The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 4.3.   Binding Effect. All covenants and agreements contained in this Agreement will be binding upon, and inure to the benefit of, the Persons from time to time party to this Agreement and their respective successors and permitted assigns, all as provided in this Agreement. Any request, notice, direction, consent, waiver or other instrument or action by a party hereto will bind the successors and assigns of such party. Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.

Section 4.4.    Headings. The various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 4.5.   Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which will together constitute one and the same instrument.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility.

Section 4.6.    Notices. Unless otherwise specified in this Agreement, all notices, requests, demands, consents or other communications to or from the parties to this Agreement will be in writing (which may include notices, requests, demands, consents or other communications that are transmitted electronically or that are electronically posted to a password-protected website, provided that recipients will be notified of any such electronic posting and receipt of such notification will be confirmed in accordance with this Section 4.6 or confirmed by telephone). Notices, requests, demands, consents and other communications will be deemed to have been given and made, (i) in the case of a letter, upon delivery or, in the case of a letter mailed via registered first class mail, postage prepaid, 3 days after deposit in the mail; (ii) in the case of a facsimile, when receipt is confirmed by telephone or by reply email or reply facsimile from the recipient; (iii) in the case of an email, when receipt is confirmed by telephone or by reply email from the recipient; and (iv) in the case of an electronic posting to a password-protected website, upon printed confirmation of the recipient’s access to such password-protected website, or when notification of such electronic posting is confirmed in accordance with clauses (i) through (iii) above. Unless otherwise specified in this Agreement, any such notice, request, demand, consent or other communication will be delivered or addressed as set forth on Schedule I or at such other address or facsimile number as any party may designate by notice to the other parties.

Section 4.7.  Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement is held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and will in no way affect the validity, legality or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 4.8.   Limitation of Liability. (a) It is expressly understood and agreed by the parties to this Agreement that (i) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNYM”), not individually but solely as Titling Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Titling Trust are made and intended not as personal representations, undertakings and agreements by BNYM but are made and intended for the purpose of binding only the Titling Trust, (iii) nothing contained in this Agreement will be construed as creating any liability on BNYM, individually or as Titling Trustee, to perform any covenant either expressed or implied contained in this Agreement, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person claiming by, through or under the parties to this Agreement, (iv) BNYM has made no investigation as to the accuracy or completeness of any representations and warranties made by the Titling Trust herein and (v) under no circumstances will BNYM be personally liable for the payment of any indebtedness or expenses of the Titling Trust or any Interest Holder, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust or any Interest Holder under this Agreement or otherwise. Notwithstanding any other part of this Agreement, BNYM (either in its individual capacity or in any other capacity) will not constitute an “Interest Holder.” No negative inference will be drawn from this Section 4.8(a) as to the rights and protections applicable to any other party.

(b)    It is expressly understood and agreed by the parties to this Agreement that (i) each of the representations, undertakings and agreements made in this Agreement on the part of any indenture trustee, owner trustee or other trustee from time to time becoming a party to this Agreement (collectively, the “Trustees” and each a “Trustee”), are made and intended not as personal representations, undertakings and agreements by such Trustee but are made and intended for the purpose of binding only the Titling Trust or the Interest Holder or other Person on behalf of which such Trustee is acting, as the case may be, (ii) nothing contained in this Agreement will be construed as creating any liability on any Trustee, individually, to perform any covenant either express or implied contained in this Agreement, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person claiming by, through or under the parties to this Agreement and (iii) under no circumstances will any Trustee be personally liable for the payment of any indebtedness or expenses of the Titling Trust or any Interest Holder on behalf of which such Trustee is acting, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust or any Interest Holder under this Agreement or otherwise. No negative inference will be drawn from this Section 4.8(b) as to the rights and protections applicable to any other party.

Section 4.9. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Titling Trust Administrator and as an Interest Holder

By:	/s/ Christopher Trainor
Name:	Christopher Trainor
Title:	Vice President

[Signature Page to Intercreditor Agreement]

MERCEDES-BENZ VEHICLE TRUST, as Titling Trust

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Titling Trustee

By:	/s/ Dawn Plows
Name:	Dawn Plows
Title:	Agent

[Signature Page to Intercreditor Agreement]

MERCEDES-BENZ TRUST HOLDINGS LLC, as the Initial Beneficiary, as a Multiple-Use SPV and an Interest Holder

By:	/s/ Christopher Trainor
Name:	Christopher Trainor
Title:	Vice President

[Signature Page to Intercreditor Agreement]